Exhibit 99.1 American Railcar Industries, Inc. June 2010

Forward Looking Disclaimer
Agile  Responsive  Innovative
Safe Harbor Statement
This presentation contains statements relating to our expected financial performance and future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company’s estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding our strategic objectives and long-term strategies, statements regarding our joint ventures, statements regarding potential improvements in the railcar industry, the potential for increased order activity, anticipated future production rates and any implication that the Company’s backlog may be indicative of future sales.
These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by our forward-looking statements. Other potential risks and uncertainties include, among other things: the impact of the current economic downturn, adverse market conditions and restricted credit markets, and the impact of the continuation of these conditions; our reliance upon a small number of customers that represent a large percentage of our revenues and backlog; the health of and prospects for the overall railcar industry; our prospects in light of the cyclical nature of the railcar manufacturing business and the current economic environment; anticipated trends relating to our shipments, revenues, financial condition or results of operations; our ability to manage overhead and production slowdowns; the highly competitive nature of the railcar manufacturing industry; fluctuating costs of raw materials, including steel and railcar components and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials the Company uses in railcar manufacturing; anticipated production schedules for our products and the anticipated financing needs, construction and production schedules of our joint ventures; risks associated with potential joint ventures or acquisitions; the risk of lack of acceptance of our new railcar offerings by our customers;
the sufficiency of our liquidity and capital resources; the conversion of our railcar backlog into revenues; compliance with covenants contained in our unsecured senior notes; the impact and anticipated benefits of any acquisitions we may complete; the impact and costs and expenses of any litigation we may be subject to now or in the future; the ongoing benefits and risks related to our relationship with Mr. Carl C. Icahn (the chairman of our board of directors and, through his holdings of Icahn Enterprises LP, our principal beneficial stockholder) and certain of his affiliates;
and the additional risk factors described in our filings with the Securities and Exchange Commission. We expressly disclaim any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

Leadership
James Cowan – President and CEO
Dale C. Davies – Sr. Vice President and CFO
Chief Executive Officer since April 2009
Executive Vice President and Chief Operating Officer
from December 2005 – April 2009
30 years of industry experience
President and COO – Maverick Tube Corporation
President and CEO – Vallurec and Mannesmann
Chief Financial Officer since June 2008
Vice President Finance from June 2005 – June 2008
30+ years finance and manufacturing experience
Director Portfolio Analysis – Solutia, Inc.
Corporate Manager Business Analysis – Monsanto Co.
Agile  Responsive  Innovative

Our senior operations management team has an average of over 25 years of relevant industry experience Management Team Agile Responsive Innovative Leadership

Cyclical Industry Trends Source: Global Insight Freight Car Outlook. Agile Responsive Innovative Shipments of New Freight Railcars

Industry Trends
Note: We have built and sold a prototype intermodal railcar and aluminum coal railcar bottom discharge rotary dump, and have the ability to build these products at our railcar manufacturing facilities.
Covered Hopper Delivery Trends Tank Railcar Delivery Trends
Intermodal Delivery Trends Aluminum Coal Railcar Delivery Trends
Agile  Responsive  Innovative
Source:  Global Insight Freight Car Outlook.

Freight Railcar Market Overview
Our Company’s focus is in the two largest segments of the railcar industry: covered hopper and tank railcars, which accounted for 66% of the new freight railcars delivered in the 12 months ended March 31, 2010.
Industry Railcar Backlog as of 3/31/2010 Industry Railcar Deliveries TTM 3/31/2010
Agile  Responsive  Innovative
Source:  Global Insight Freight Car Outlook.

Key Railcar Markets
Hopper Railcars – Second largest product
segment of new shipments in the railcar industry.
Product offerings include carbon or
stainless steel railcars that can carry:
Plastic pellet
Grain (including DDG)
Cement
Food service
Tank Railcars - Largest product segment
of new shipments in the railcar industry.
Product offerings include general
service or pressurized, coiled, lined
and insulated and capable of
transporting:
Chemicals
Propane
Ethanol
Asphalt
Corn Syrup
Agile  Responsive  Innovative

Agile Responsive Innovative ARI’s Footprint

Main Facilities
• Strategic locations
• Near customers and major rail lines
• Flexible and vertically integrated facilities
• Produce multiple railcar types
• Painting/lining capabilities
• Rolling mill and fabrication plant
• Non-union workforce
• Ability to change manpower quickly to control cost
• Railcar Components
• Wheel and axle assembly plant
• Tank head press
• Component manufacturing facilities with extensive railcar
component product line
• Aluminum and steel foundry plants
• Axle Manufacturing Joint Venture (Axis, LLC)
• Castings Joint Venture (Ohio Castings, LLC)
Agile  Responsive  Innovative
Flexible Railcar Manufacturing Plants
Component Manufacturing Plants

Preferential Access to Components
Vertically integrated supply chain provides ARI cost savings
Manufacture valves, discharge outlets, manway covers, and valve body castings for industrial and railroad customers
Maintain extensive joint venture and other strategic sourcing arrangements
Ohio Castings, LLC (ARI 33% owner)
Joint venture that manufactures bolsters, sideframes,
couplers, yokes
Axis, LLC (ARI 42% owner)
Joint venture that manufactures railcar axles
Agile  Responsive  Innovative

Agile  Responsive  Innovative
Freight Railcar Joint Ventures
Axis, LLC
•
Axle manufacturing joint
venture
•
Produces and ships axles
both domestically and
internationally
•
ARI owns 42%
•
Located next to ARI’s
Paragould railcar facility
Ohio Castings, LLC
•
Castings Manufacturing
Joint Venture
• Capacity to Produce
sideframes, bolsters and
other railcar components
•
ARI owns 33%
•
Located in Alliance, Ohio

Agile Responsive Innovative Passenger Railcar Joint Venture US Railcar Company, LLC • Passenger Railcar Manufacturing Joint Venture • DMUs (Diesel Multiple Units)

International Joint Ventures
Amtek Railcar Industries, Private
Limited
•
Indian Railcar Manufacturing Joint
Venture
•
ARI owns 50%
•
Facility to be constructed
•
Expected first production 3Q-11
Agile  Responsive  Innovative

Complementary Railcar Services to Diversify Revenue Mix
Integrated offering provides ARI with insights into customers’ needs and a revenue stream not dependent on railcar production cycle
Railcar repair & refurbishment
light/heavy railcar repairs
exterior painting
interior lining and cleaning
safety valve testing
railcar inspections
wheel and axle replacement
railcar certification
Railcar fleet management services
mileage accounting
rolling stock taxes
regulatory compliance
engineering services
online service access
maintenance planning
Corporate Headquarters
Full service Shops Mini Shop/Mobile Units
Agile  Responsive  Innovative
ARI Railcar Services Offering Repair Locations

ARI’s Key Processes
Open communication among  executives,
management and plant personnel allows for
efficient operations and all employees striving
to achieve one common goal  of providing a
high quality product or service that exceeds
our customers’ expectations.
Agile  Responsive  Innovative

Agile  Responsive  Innovative
Growth History
2006
2007
2008
2009
•January IPO
•Purchase of Custom
Steel
•Fabrication facility at
Paragould
•Capacity expansion at
Marmaduke
•New Flexible railcar
production line at
Marmaduke became
operational
•Formed Axis, LLC Joint
Venture for axle
manufacturing
•Wheel & Axle Assembly
Shop begins operation
•Tank Head Press
began operation
•Formed Joint Venture
for India railcar
production
•Record Revenue of
$800 million, record
EBITDA* and record
railcar shipments of
nearly 8,000
•Sarnia Repair paint
and lining shop
expansion
•Longview Repair tank
railcar lining shop
expansion
•Start up of Axis, LLC
Joint Venture
* Please see reconciliation of net earnings to EBITDA on exhibit A.

Objectives and Long-Term Strategies Agile Responsive Innovative

•Formed Joint
Venture to
produce DMUs
•
India Joint Venture
construction to
begin
2010
•
Evaluating CIS
opportunities
•
Expect to produce
DMU railcars
•
India Joint Venture
operations start-up
expected
2011
Growth Projects
Agile  Responsive  Innovative

Repair Expansions
Axis, LLC Joint Venture
Tank Head Press
Marmaduke Expansion
New Car Types Introduced
India Joint Venture
DMU Joint Venture
Potential CIS Opportunities
Growth and Cost Reduction Initiatives
Agile  Responsive  Innovative
Wheel & Axle Assembly
* Please see reconciliation of net earnings to EBITDA on exhibit A.

Agile  Responsive  Innovative
Our Financial History
Revenue ($mil)
Segment Revenue (2009)
EBITDA ($mil) *
CAPEX
*Adjusted to exclude short-term investment activity and stock based compensation expense. Please see reconciliation of net earnings to EBITDA on
Exhibit A.

Agile  Responsive  Innovative
Quarterly Financial Comparison
Revenue ($mil)
Segment Revenue (Q1 2010)
EBITDA ($mil) *
CAPEX
*Adjusted to exclude short-term investment activity and stock based compensation expense. Please see reconciliation of net earnings to EBITDA on
Exhibit A.

2004 2005 2006 2007 2008 2009
Net (loss) earnings $         1,921 $       14,768 $      35,204 $       37,264 $       31,382 $      15,458
Income tax (benefit) expense 2,191 9,356 20,752 22,104 18,403 6,568
Interest expense 3,667 4,846 1,372 17,027 20,299 20,909
Interest income (4,422) (1,658) (1,504) (13,829) (7,835) (6,613)
Depreciation 5,865 6,521 10,674 14,085 20,148 23,405
EBITDA $        9,222 $       33,833 $      66,498 $       76,651 $       82,397 $       59,727
Expense related to stock option
compensation $                  - $                  - $         8,116 $         1,628 $            109 $                  -
Expense (income) related to stock
appreciation rights compensation - - - 299 (47) 1,174
Gain on asset conversion, net - - (4,323) - - -
Retirement benefit plan expense - 10,911 - - - -
Other (income) loss on short-term
investment activity - - - - (3,657) (20,858)
Adjusted EBITDA $        9,222 $      44,744 $       70,291 $       78,578 $      78,802 $      40,043
Exhibit A – EBITDA Reconciliation
Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010
Net (loss) earnings $         2,726 $         1,132 $         1,092 $       10,508 $        (7,023)
Income tax (benefit) expense 1,743 724 (1,223) 5,324 (4,396)
Interest expense 5,140 5,136 5,286 5,347 5,321
Interest income (1,183) (1,802) (1,925) (1,703) (730)
Depreciation 5,644 5,969 5,864 5,928 5,915
EBITDA $       14,070 $       11,159 $         9,094 $       25,404 $           (913)
Expense related to stock option compensation $                  - $                  - $                  - $                  - $                   -
Expense (income) related to stock appreciation
rights compensation (35) 236 651 322 700
Gain on asset conversion, net - - - - -
Retirement benefit plan expense - - - - -
Other (income) loss on short-term investment
activity 96 (13) (3,115) (17,826) (81)
Adjusted EBITDA $       14,131 $       11,382 $         6,630 $         7,900 $           (294)
Annual Reconciliation
Quarterly Reconciliation
In Thousands, unaudited

EBITDA represents net earnings (loss) before income tax expense, interest expense (income), net of depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI’s operating performance compared to that of other companies in the same industry. In addition, ARI’s management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company’s operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows from operating activities or other statements of operations or statements of cash flow data prepared in accordance with U.S. GAAP. Our calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.
Adjusted EBITDA represents EBITDA before share based compensation expense (income) related to stock appreciation rights
(SARs), and before gains or losses on investments and derivative instruments. We believe that Adjusted EBITDA is useful to investors evaluating our operating performance, and management also uses Adjusted EBITDA for that purpose. Our SARs (which settle in cash) are revalued each quarter based upon changes in our stock price. Management believes that eliminating the expense
(income) associated with our stock based compensation, investments and derivates allows us and our investors to understand better our operating results independent of financial changes caused by the fluctuating price and value of our common stock, investments and derivative instruments. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing our operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings
(loss), cash flows from operating activities or other statements of operations or statements of cash flow data prepared in accordance with U.S. GAAP. Our calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.
Exhibit A – EBITDA Reconciliation

Key Investment Considerations
Increasing
International
Presence
Quality
Leader
Flexible
Manufacturing
Established
Largest
Freight Railcar
Segments
Skilled
Railcar
Mfg.
Workforce
Agile  Responsive  Innovative

Agile Responsive Innovative